UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2014

HITTITE MICROWAVE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51448	04-2854672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 Elizabeth Drive, Chelmsford, Massachusetts 01824

(Address of principal executive offices) (Zip Code)

(978) 250-3343

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Hittite Microwave Corporation (the “Company”), on June 9, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Analog Devices, Inc. (“Analog Devices”) and BBAC Corp., a wholly owned subsidiary of Analog Devices (“Purchaser”). Pursuant to the Merger Agreement, on June 23, 2014, Purchaser commenced a tender offer to purchase all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Shares”), at a price per share of $78.00, net to the seller in cash, without interest (the “Offer Price”) and less any applicable withholding tax, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 23, 2014 (as amended, the “Offer to Purchase”) and in the related Letter of Transmittal (which, together with the Offer to Purchase, as each has been amended or supplemented from time to time, constitute the “Offer”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Offer and withdrawal rights expired as scheduled at 12:00 midnight, New York City time, at the end of July 21, 2014 (one minute after 11:59 p.m., New York City time, on July 21, 2014, such date and time, the “Expiration Time”). American Stock Transfer & Trust Company, LLC, the depositary for the Offer, has advised that, as of the Expiration Time, 23,291,991 Shares had been validly tendered and not properly withdrawn pursuant to the Offer, representing approximately 74.2% of the aggregate number of the then issued and outstanding Shares. In addition, the depositary has advised that, as of the Expiration Time, 1,966,797 Shares have been tendered by Notice of Guaranteed Delivery, representing approximately 6.3% of the aggregate number of the then issued and outstanding Shares. Accordingly, the minimum tender condition to the Offer has been satisfied. As a result of the satisfaction of the foregoing condition and each of the other conditions to the Offer, Purchaser has accepted for payment all Shares that were validly tendered and not properly withdrawn pursuant to the Offer.

On July 22, 2014, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (“DGCL”), Purchaser was merged with and into the Company, with the Company being the surviving corporation (the “Merger”). Upon completion of the Merger, the Company became a wholly owned subsidiary of Analog Devices.

At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each Share, other than Shares outstanding immediately prior to the Effective Time owned by the Company, Analog Devices or Purchaser or any direct or indirect wholly owned subsidiary of the Company, Analog Devices or Purchaser, or by stockholders who have validly exercised their appraisal rights under Delaware law, were canceled and converted into the right to receive an amount in cash equal to the Offer Price, payable to the holder thereof on the terms and subject to the conditions set forth in the Merger Agreement.

The aggregate consideration paid by Analog Devices and Purchaser in the Offer and Merger was approximately $2.4 billion, without giving effect to related transaction fees and expenses. Analog Devices funded the payments to be made in connection with the Offer and the Merger through a combination of cash on hand and borrowings under a 90-day term loan facility in an aggregate principal amount of $2.0 billion with Credit Suisse AG, as Administrative Agent, and each lender from time to time party thereto.

The foregoing summary of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 9, 2014 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) on July 22, 2014 that the Merger was consummated, and trading of the common stock of the Company on The NASDAQ Global Select Market has been suspended. Accordingly, NASDAQ has filed a notification of delisting of the Company’s common stock from The NASDAQ Global Select Market and deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 with the SEC. The Company intends to file a certification on Form 15 with the SEC to cause the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act, to be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of the Registrant.

As a result of Purchaser’s acceptance for payment of all Shares that were validly tendered and not properly withdrawn in accordance with the terms of the Offer and the consummation of the Merger pursuant to Section 251(h) of the DGCL on July 22, 2014, a change in control of the Company occurred and the Company now is a wholly owned subsidiary of Analog Devices.

The information disclosed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Rick Hess, Gregory Beecher, Ernest Godshalk, Adrienne Markham, Brian McAloon, Stephen Sanghi and Franklin Weigold resigned from his or her respective position as a member of the Company’s Board of Directors, and any committee thereof, effective at the Effective Time. At the Effective Time, the size of the Board of Directors of the Company was reduced to three members and William A. Martin, Margaret K. Seif and Kevin P. Lanouette became members of the Board of Directors of the Company by operation of the Merger Agreement.

Following the Merger and pursuant to the terms of the Merger Agreement, at the Effective Time, the officers of Purchaser immediately prior to the Effective Time became the officers of the Company, and Mr. Martin became President and Treasurer of the Company, Ms. Seif became Secretary of the Company and Mr. Lanouette became Assistant Secretary of the Company by operation of the Merger Agreement.

Information about each of Mr. Martin, Ms. Seif and Mr. Lanouette is contained in the Offer to Purchase, which information is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of the Company were amended and restated to read in their entirety in the forms filed as Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HITTITE MICROWAVE CORPORATION

By:	/s/ William A. Martin
William A. Martin
President and Treasurer

Date: July 22, 2014

Exhibit Index

Exhibit No.	Title

2.1	Agreement and Plan of Merger dated June 9, 2014, by and among Analog Devices, Inc., BBAC Corp. and Hittite Microwave Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, event date June 9, 2014, filed with the SEC on June 9, 2014).

3.1	Amended and Restated Certificate of Incorporation of Hittite Microwave Corporation.*

3.2	Amended and Restated By-laws of Hittite Microwave Corporation.*

*	Filed herewith.